UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Pennsylvania Municipal Bond Fund

Semi-Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Pennsylvania Municipal Bond Fund

Portfolio Information as of January 31, 2005

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...........................................      48.5%
General Obligation & Tax Revenue Bonds ........................      42.9
Prerefunded Bonds* ............................................       8.3
Mutual Funds ..................................................       0.3
--------------------------------------------------------------------------------
*     Backed by an escrow fund.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................            49.5%
AA/Aa ...................................................            15.9
A/A .....................................................            11.5
BBB/Baa .................................................            16.4
BB/Ba ...................................................             0.7
CCC/Caa .................................................             0.7
NR (Not Rated) ..........................................             5.0
Other* ..................................................             0.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Trustee of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Trustee of the Fund. The Fund's Board of Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.
--------------------------------------------------------------------------------


2      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

A Letter From the President

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                             6-month   12-month
===================================================================================
Equities (Standard & Poor's 500 Index)                            +8.16%    +6.23%
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +3.81     +4.16
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +4.80     +4.86
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +7.85     +9.81
-----------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Trustee


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided competitive total returns and an above-average yield over the past six months as we maintained our focus on net asset value preservation and yield enhancement.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields exhibited significant declines over the past six months, even as the Federal Reserve Board (the Fed) continued to raise short-term interest rates. The associated rise in long-term bond prices, which move opposite yields, came as somewhat of a surprise given the generally positive economic environment. Gross domestic product (GDP) in the United States grew at a rate of 4% in the third quarter of 2004 and was recently estimated at a 3.1% rate for the fourth quarter. During all of 2004, real GDP expanded at a rate of 4%, well above the 3% growth rate registered in 2003. Nevertheless, recent improvements in domestic business activity have been offset by inflationary measures remaining in the 1.5% - 2% range. The Fed's measured program of interest rate increases, which brought the federal funds rate to 2.25% by period-end, had limited market impact as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments has helped bolster fixed income bond prices. By the end of January, long-term U.S. Treasury bond yields stood at 4.59%, a decline of 70 basis points (.70%) over the past six months. The 10-year U.S. Treasury note yield was 4.14% at period-end, representing a decline of 45 basis points during the period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility in the municipal market was generally more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 44 basis points over the past six months. According to Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 59 basis points to 4.43% while yields on AAA-rated issues maturing in 10 years declined 47 basis points to 3.48%.

Declining supply trends allowed tax-exempt bond prices to register significant gains over the past six months. During this time, more than $165 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 2% versus the same period a year ago. New-issue municipal volume is expected to be easily manageable in early 2005 and should continue to support the tax-exempt market's favorable technical position.

Finally, long-term tax-exempt bond yield ratios (relative to their taxable counterparts) have remained in the 89% - 96% range, at or above their recent historic average of 85% - 88%. These attractive yield ratios should continue to draw both traditional and non-traditional investors to the municipal market. The positive technical position should allow the municipal market to continue to outperform the taxable market in the coming months.

Describe conditions in the Commonwealth of Pennsylvania.

Through the past few years of recession and slow growth, the Commonwealth of Pennsylvania has managed to protect its Aa2/AA/AA credit ratings, as assigned by the three major credit-rating agencies. This was accomplished through conservative budgeting practices, maintenance of a relatively low debt burden and a more diversified economy.

The threat of a $1 billion budget deficit for fiscal year 2004 resulted in higher taxes on cigarettes and cellular phones and an increase in the personal income tax rate. In the end, fiscal year 2004 concluded with a $637 million surplus, which has been deployed to help balance the $22.8 billion 2005 budget. Other budget-balancing strategies for fiscal year 2005 include the increased personal income taxes, effective for the whole year, and the shifting of expenditures away from the general revenue fund. Through the end of December, general fund collections for fiscal year 2005 exceeded budget estimates by 2.5% or $252 million.

The Pennsylvania legislature recently approved Governor Rendell's plan to use slot machine revenues to finance increased state aid to local school districts. The expansion of gaming in the Commonwealth is projected to allow for $1 billion in local property-tax relief among Pennsylvania's 501 school districts. The authorization of slot machines is not expected to affect the commonwealth's budget equation, as this potentially significant source of new revenues will be accounted for outside of the general budget.

Under the governor's economic stimulus program, Pennsylvania's currently favorable debt profile is expected to weaken with the issuance of $1.8 billion in bonds. The debt package is a mix of appropriation and general obligation debt focused on redevelopment assistance, capital investment, water,


4      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005
sewer and environmental projects, as well as various funding programs through the newly created Commonwealth Financing Authority.

Pennsylvania's employment picture began to brighten in 2004 after three years of employment losses. In December 2004, total employment was up 2.6% compared to the prior year. Manufacturing accounts for slightly more than 12% of employment, equal to the government sector. Pennsylvania's seasonally adjusted unemployment rate of 5.6% in December was slightly above the national rate. Personal income growth modestly outperformed the national average, with third-quarter 2004 up 1% from the second quarter, compared to a .8% rise nationally.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.05%, +4.84%, +4.79% and +5.11%, respectively. This compared favorably to the +4.80% return of the benchmark Lehman Brothers Municipal Bond Index for the same period. The Index measures the performance of municipal bonds nationwide, while the Fund invests only in Pennsylvania issues. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Fund returns exceeded the +4.37% average return of the Lipper Pennsylvania Municipal Debt Funds category. Unlike the Lehman Brothers Municipal Bond Index, the Lipper category consists of funds that limit their investment to those securities exempt from taxation in Pennsylvania. The Fund's positive performance is attributed to its above-market duration and its derivative holdings.

What changes were made to the portfolio during the period?

The Fund experienced bond calls representing approximately 8.6% of net assets. The holdings that were called had an average coupon and book yield of 7.40%. Proceeds from the bond calls were reinvested in above-average coupon structures, when available, and despite today's lower-rate environment, the Fund was still able to maintain a very competitive current yield distribution.

Throughout the period, we continued to focus on adding premium-coupon bonds in the 23-year - 28-year maturity range, whenever they were attractively priced. Although the yield curve began to flatten somewhat in the intermediate area as short-term interest rates rose and long-term interest rates declined, the long end remained quite steep. This area of the curve also has been less subject to bouts of volatility, allowing us the opportunity to pick up incremental yield while also muting the Fund's price volatility. Implementing our strategy proved to be a challenge at times as the Pennsylvania new-issue market continued to be dominated by par bonds that did not fit our desired investment characteristics. The maturities of the new issues have been shorter, generally in the 20-year range. Our purchases focused on bonds with an average coupon of 5.18% and an average maturity of October 26, 2033.

How would you characterize the Fund's position at the close of the period?

Given the relatively low nominal yields available in the municipal market, we believe supply/demand dynamics will continue to be one of the main drivers of tax-exempt bond performance. Should new long-term issuance decline in 2005, as expected, the municipal market should be well positioned to outperform other fixed income alternatives.

We believe the Fed will continue its program of interest rate tightening en route to a more "neutral" federal funds rate in the area of 3.25% - 3.50%. (In fact, the Fed increased its target short-term interest rate another 25 basis points shortly after the close of the period, bringing it to 2.5% on February 2.) Based on this interest rate forecast, we believe the prudent strategy is to decrease the duration of the Fund. We will continue to target premium-coupon issues with 23-year - 28-year maturities, as we believe this strategy will result in yield enhancement.

William R. Bock
Vice President and Portfolio Manager

February 15, 2005


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                                       6-Month         12-Month        10-Year       Standardized
As of January 31, 2005                               Total Return    Total Return    Total Return    30-Day Yield
=================================================================================================================
ML Pennsylvania Municipal Bond Fund Class A Shares*     +5.05%          +4.56%          +82.66%         3.79%
-----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares*     +4.84           +4.14           +75.38          3.54
-----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares*     +4.79           +4.03           +73.62          3.44
-----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class I Shares*     +5.11           +4.66           +84.49          3.88
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +4.80           +4.86           +94.07            --
-----------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/05                               +4.56%           +0.38%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                             +7.32            +6.44
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                              +6.21            +5.78
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/05                                  +4.14%          +0.14%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                                +6.88           +6.58
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                 +5.78           +5.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/05                                  +4.03%          +3.03%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                                +6.78           +6.78
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                 +5.67           +5.67
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/05                               +4.66%           +0.48%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                             +7.42            +6.55
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                              +6.32            +5.88
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005      7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2004 and held through January 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                      Beginning          Ending        During the Period*
                                                    Account Value     Account Value      August 1, 2004
                                                    August 1, 2004  January 31, 2005   to January 31, 2005
==========================================================================================================
Actual
==========================================================================================================
Class A                                                 $1,000          $1,050.50            $5.19
----------------------------------------------------------------------------------------------------------
Class B                                                 $1,000          $1,048.40            $7.29
----------------------------------------------------------------------------------------------------------
Class C                                                 $1,000          $1,047.90            $7.80
----------------------------------------------------------------------------------------------------------
Class I                                                 $1,000          $1,051.10            $4.68
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Class A                                                 $1,000          $1,020.00            $5.11
----------------------------------------------------------------------------------------------------------
Class B                                                 $1,000          $1,017.95            $7.18
----------------------------------------------------------------------------------------------------------
Class C                                                 $1,000          $1,017.45            $7.69
----------------------------------------------------------------------------------------------------------
Class I                                                 $1,000          $1,020.51            $4.61
----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.01% for Class A, 1.42% for Class B, 1.52% for Class C and .91% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Schedule of Investments                                           (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                         Value
====================================================================================================================================
Pennsylvania--80.3%
------------------------------------------------------------------------------------------------------------------------------------
                           $1,000     Allegheny County, Pennsylvania, Higher Education Building Authority, University
                                      Revenue Bonds (Carnegie Mellon University), 5.125% due 3/01/2032                       $ 1,045
                          ----------------------------------------------------------------------------------------------------------
                            4,785     Allegheny County, Pennsylvania, IDA, Commercial Development Revenue Refunding Bonds
                                      (MPB Associates Project), 7.70% due 12/01/2013 (d)                                       5,805
                          ----------------------------------------------------------------------------------------------------------
                            1,500     Allegheny County, Pennsylvania, IDA, Environmental Improvement Revenue Refunding
                                      Bonds (USX Corporation), 6.10% due 7/15/2020                                             1,597
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Allegheny County, Pennsylvania, Redevelopment Authority, Tax Increment Revenue
                                      Bonds (Waterfront Project), Series A, 6.30% due 12/15/2018                               1,103
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds (Pennswood Village
                                      Project), Series A, 6% due 10/01/2027                                                    1,058
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Delaware County, Pennsylvania, Hospital Authority Revenue Bonds, GO (Crozer-Chester
                                      Medical Center), 6.25% due 12/15/2022                                                    1,083
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Delaware Valley, Pennsylvania, Regional Finance Authority, Local Government Revenue
                                      Bonds, 5.75% due 7/01/2032                                                               1,157
                          ----------------------------------------------------------------------------------------------------------
                            2,200     Downingtown, Pennsylvania, Area School District, GO, Refunding, 5.70%
                                      due 9/01/2008 (a)(h)                                                                     2,410
                          ----------------------------------------------------------------------------------------------------------
                              920     Erie, Western Pennsylvania Port Authority Revenue Bonds, 6.875% due 6/15/2016              967
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Lancaster General
                                      Hospital Project), 5.50% due 3/15/2026                                                   1,037
                          ----------------------------------------------------------------------------------------------------------
                            2,250     Lehigh County, Pennsylvania, General Purpose Authority, Hospital Revenue Refunding
                                      Bonds (Saint Lukes Hospital of Bethlehem), 5.375% due 8/15/2033                          2,304
                          ----------------------------------------------------------------------------------------------------------
                            3,000     Luzerne County, Pennsylvania, IDA, Water Facility Revenue Refunding Bonds
                                      (Pennsylvania American Water Company Project), AMT, Series A, 5.10%
                                      due 9/01/2034 (a)                                                                        3,095
                          ----------------------------------------------------------------------------------------------------------
                                      Mifflin County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds (Lewiston
                                      Hospital) (g):
                            2,550          6.40% due 7/01/2020                                                                 2,902
                            1,000          6.20% due 7/01/2030                                                                 1,128
                          ----------------------------------------------------------------------------------------------------------
                              750     Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care
                                      Project), 6.25% due 2/01/2035                                                              758
                          ----------------------------------------------------------------------------------------------------------
                            2,500     Northumberland County, Pennsylvania, IDA, Water Facilities Revenue Refunding Bonds
                                      (Aqua Pennsylvania Inc. Project), AMT, 5.05% due 10/01/2039 (f)                          2,568
                          ----------------------------------------------------------------------------------------------------------
                            2,500     Pennsylvania Convention Center Revenue Refunding Bonds, Series A, 6.75%
                                      due 9/01/2019 (b)                                                                        2,650
                          ----------------------------------------------------------------------------------------------------------
                              975     Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 59A, 5.80%
                                      due 10/01/2029                                                                           1,008
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Pennsylvania HFA, S/F Revenue Refunding Bonds, AMT, Series 73A, 5.45%
                                      due 10/01/2032                                                                           2,069
                          ----------------------------------------------------------------------------------------------------------
                            1,500     Pennsylvania State, GO, RIB, Series 465X, 9.39% due 10/01/2019 (b)(c)                    1,904
                          ----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Pennsylvania Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                         Value
====================================================================================================================================
Pennsylvania (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                           $  900     Pennsylvania State Higher Educational Facilities Authority, Association of
                                      Independent Colleges and Universities Financing Program Revenue Bonds (Lycoming
                                      College Project), 5.25% due 11/01/2027 (g)                                             $   957
                          ----------------------------------------------------------------------------------------------------------
                              500     Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding Bonds
                                      (Widener University), 5.375% due 7/15/2029                                                 522
                          ----------------------------------------------------------------------------------------------------------
                            2,500     Pennsylvania State Public School Building Authority, School Revenue Bonds, DRIVERS,
                                      Series 371, 8.365% due 6/01/2011 (c)(d)                                                  2,902
                          ----------------------------------------------------------------------------------------------------------
                            2,500     Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, DRIVERS,
                                      Series 366, 8.864% due 6/01/2011 (b)(c)                                                  3,100
                          ----------------------------------------------------------------------------------------------------------
                              800     Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds, DRIVERS, Series
                                      460-Z, 8.864% due 6/01/2012 (a)(c)                                                         977
                          ----------------------------------------------------------------------------------------------------------
                                      Philadelphia, Pennsylvania, Authority for Industrial Development, Senior Living
                                      Revenue Bonds:
                              500          (Rieder House Project), Series A, 6.10% due 7/01/2033                                 487
                              500          (Saligman House Project), Series C, 6.10% due 7/01/2033                               487
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B, 7%
                                      due 5/15/2020 (b)(e)                                                                     2,496
                          ----------------------------------------------------------------------------------------------------------
                            3,000     Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                                      Hospital Revenue Refunding Bonds (Presbyterian Medical Center), 6.65%
                                      due 12/01/2019 (e)                                                                       3,761
                          ----------------------------------------------------------------------------------------------------------
                            3,400     Philadelphia, Pennsylvania, School District, GO, Series A, 5.75%
                                      due 2/01/2011 (d)(h)                                                                     3,890
                          ----------------------------------------------------------------------------------------------------------
                            1,400     Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding Bonds
                                      (Guthrie Health), Series A, 5.875% due 12/01/2031                                        1,490
                          ----------------------------------------------------------------------------------------------------------
                            1,745     South Central Pennsylvania, General Authority, Revenue Refunding Bonds (Wellspan
                                      Health Obligated), 5.625% due 5/15/2026                                                  1,871
                          ----------------------------------------------------------------------------------------------------------
                              570     Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds (Capital
                                      Projects and Equipment Program), 6.15% due 12/01/2029 (a)                                  606
====================================================================================================================================
Guam--0.7%
------------------------------------------------------------------------------------------------------------------------------------
                              500     Commonwealth of the Northern Mariana Islands, Guam, GO, Series A, 6.75%
                                      due 10/01/2033                                                                             517
====================================================================================================================================
Puerto Rico--16.6%
------------------------------------------------------------------------------------------------------------------------------------
                            1,315     Children's Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue Refunding
                                      Bonds, 5.375% due 5/15/2033                                                              1,282
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 9.353%
                                      due 7/01/2016 (b)(c)                                                                     2,516
                          ----------------------------------------------------------------------------------------------------------
                            3,000     Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5% due 7/01/2034             3,112
                          ----------------------------------------------------------------------------------------------------------
                              750     Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines),
                                      AMT, Series A, 6.25% due 6/01/2026                                                         529
                          ----------------------------------------------------------------------------------------------------------
                            2,940     Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding
                                      Bonds, Series D, 5.375% due 7/01/2033                                                    3,133
                          ----------------------------------------------------------------------------------------------------------
                            1,950     Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                                      Series E, 5.50% due 8/01/2029                                                            2,085
====================================================================================================================================
U.S. Virgin Islands--2.1%
------------------------------------------------------------------------------------------------------------------------------------
                            1,000     Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa
                                      Coker Project), AMT, 6.50% due 7/01/2021                                                 1,097
                          ----------------------------------------------------------------------------------------------------------
                              500     Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa
                                      Refinery), AMT, 6.125% due 7/01/2022                                                       538
                          ----------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$69,870)--99.7%                                            76,003
                          ==========================================================================================================


10     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Schedule of Investments (concluded)                               (in Thousands)

                           Shares
                             Held     Short-Term Securities                                                                  Value
====================================================================================================================================
                              226     CMA Pennsylvania Municipal Money Fund (i)                                             $    226
------------------------------------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$226)--0.3%                                             226
====================================================================================================================================
                          Total Investments (Cost--$70,096+)--100.0%                                                          76,229

                          Other Assets Less Liabilities--0.0%                                                                     34
                                                                                                                            --------
                          Net Assets--100.0%                                                                                $ 76,263
                                                                                                                            ========

+ The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .............................................      $70,091
                                                                        =======
      Gross unrealized appreciation ..............................      $ 6,177
      Gross unrealized depreciation ..............................          (39)
                                                                        -------
      Net unrealized appreciation ................................      $ 6,138
                                                                        =======

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)   FSA Insured.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   Prerefunded.
(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                               Net      Dividend
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      CMA Pennsylvania Municipal Money Fund                 (2,192)        $7
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of January 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
      Municipal Swap Index Rate and pay a
      fixed rate of 3.671%

      Broker, JPMorgan Chase Bank
      Expires February 2015                             $12,000           $(185)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of January 31, 2005
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$69,869,734) ...........................                     $ 76,003,450
                       Investments in affiliated securities, at value
                        (identified cost--$225,864) ..............................                          225,864
                       Cash ......................................................                           88,559
                       Receivables:
                          Interest ...............................................    $    995,355
                          Securities sold ........................................          30,594
                          Beneficial interest sold ...............................           4,871
                          Dividends from affiliates ..............................               7        1,030,827
                                                                                      ------------
                       Prepaid expenses and other assets .........................                           13,354
                                                                                                       ------------
                       Total assets ..............................................                       77,362,054
                                                                                                       ------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ....                          185,460
                       Payables:
                          Securities purchased ...................................         738,301
                          Dividends to shareholders ..............................          70,612
                          Investment adviser .....................................          32,853
                          Beneficial interest redeemed ...........................          20,085
                          Distributor ............................................          18,846
                          Other affiliates .......................................           7,996          888,693
                                                                                      ------------
                       Accrued expenses ..........................................                           24,740
                                                                                                       ------------
                       Total liabilities .........................................                        1,098,893
                                                                                                       ------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Net assets ................................................                     $ 76,263,161
                                                                                                       ============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                     $    230,847
                       Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                          230,626
                       Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                          115,248
                       Class I Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                           90,937
                       Paid-in capital in excess of par ..........................                       71,003,727
                       Undistributed investment income--net ......................    $     64,498
                       Accumulated realized capital losses--net ..................      (1,420,978)
                       Unrealized appreciation--net ..............................       5,948,256
                                                                                      ------------
                       Total accumulated earnings--net ...........................                        4,591,776
                                                                                                       ------------
                       Net Assets ................................................                     $ 76,263,161
                                                                                                       ============
===================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $26,388,630 and 2,308,471
                        shares of beneficial interest outstanding ................                     $      11.43
                                                                                                       ============
                       Class B--Based on net assets of $26,332,172 and 2,306,257
                        shares of beneficial interest outstanding ................                     $      11.42
                                                                                                       ============
                       Class C--Based on net assets of $13,159,208 and 1,152,476
                        shares of beneficial interest outstanding ................                     $      11.42
                                                                                                       ============
                       Class I--Based on net assets of $10,383,151 and 909,372
                        shares of beneficial interest outstanding ................                     $      11.42
                                                                                                       ============

      See Notes to Financial Statements.


12     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Statement of Operations

For the Six Months Ended January 31, 2005
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ..................................................                     $  2,141,077
                       Dividends from affiliates .................................                            6,504
                                                                                                       ------------
                       Total income ..............................................                        2,147,581
                                                                                                       ------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..................................    $    212,314
                       Account maintenance and distribution fees--Class B ........          68,860
                       Accounting services .......................................          40,700
                       Account maintenance and distribution fees--Class C ........          40,286
                       Professional fees .........................................          26,322
                       Printing and shareholder reports ..........................          23,447
                       Account maintenance fees--Class A .........................          12,989
                       Transfer agent fees--Class B ..............................           8,992
                       Registration fees .........................................           8,825
                       Transfer agent fees--Class A ..............................           7,344
                       Trustees' fees and expenses ...............................           6,849
                       Transfer agent fees--Class C ..............................           4,350
                       Custodian fees ............................................           3,513
                       Pricing fees ..............................................           3,379
                       Transfer agent fees--Class I ..............................           2,900
                       Other .....................................................           8,448
                                                                                      ------------
                       Total expenses before reimbursement .......................         479,518
                       Reimbursement of expenses .................................          (4,020)
                                                                                      ------------
                       Total expenses after reimbursement ........................                          475,498
                                                                                                       ------------
                       Investment income--net ....................................                        1,672,083
                                                                                                       ------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .......................................         696,881
                          Forward interest rate swaps--net .......................        (637,832)          59,049
                                                                                      ------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net .......................................       1,805,779
                          Forward interest rate swaps--net .......................         181,524        1,987,303
                                                                                      -----------------------------
                       Total realized and unrealized gain--net ...................                        2,046,352
                                                                                                       ------------
                       Net Increase in Net Assets Resulting from Operations ......                     $  3,718,435
                                                                                                       ============

      See Notes to Financial Statements.


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                       For the Six         For the
                                                                                      Months Ended       Year Ended
                                                                                       January 31,        July 31,
Increase (Decrease) in Net Assets:                                                        2005              2004
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................    $  1,672,083     $  3,709,069
                       Realized gain--net ........................................          59,049        1,692,914
                       Change in unrealized appreciation (depreciation)--net .....       1,987,303         (891,983)
                                                                                      -----------------------------
                       Net increase in net assets resulting from operations ......       3,718,435        4,510,000
                                                                                      -----------------------------
===================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ................................................        (590,387)      (1,167,580)
                          Class B ................................................        (570,239)      (1,482,707)
                          Class C ................................................        (271,136)        (538,054)
                          Class I ................................................        (238,294)        (516,152)
                                                                                      -----------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders .............................................      (1,670,056)      (3,704,493)
                                                                                      -----------------------------
===================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest
                        transactions .............................................      (3,761,513)     (13,993,059)
                                                                                      -----------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..............................      (1,713,134)     (13,187,552)
                       Beginning of period .......................................      77,976,295       91,163,847
                                                                                      -----------------------------
                       End of period* ............................................    $ 76,263,161     $ 77,976,295
                                                                                      =============================
                          * Undistributed investment income--net .................    $     64,498     $     62,471
                                                                                      =============================

      See Notes to Financial Statements.


14     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Financial Highlights

                                                                                                Class A
                                                                  -----------------------------------------------------------------
                                                                  For the Six
                                                                  Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived         January 31,     -------------------------------------------------
from information provided in the financial statements.               2005           2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....  $ 11.13        $ 11.05       $ 11.17       $ 11.00       $ 10.55
                                                                   ----------------------------------------------------------------
                       Investment income--net ...................      .26+           .51+          .53+          .53           .53
                       Realized and unrealized gain (loss)--net .      .30            .08          (.12)          .17           .45
                                                                   ----------------------------------------------------------------
                       Total from investment operations .........      .56            .59           .41           .70           .98
                                                                   ----------------------------------------------------------------
                       Less dividends from investment income--net     (.26)          (.51)         (.53)         (.53)         (.53)
                                                                   ----------------------------------------------------------------
                       Net asset value, end of period ...........  $ 11.43        $ 11.13       $ 11.05       $ 11.17       $ 11.00
                                                                   ================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......     5.05%@         5.37%         3.69%         6.50%         9.51%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........     1.01%*          .98%          .98%         1.00%          .95%
                                                                   ================================================================
                       Expenses .................................     1.02%*         1.00%          .99%         1.00%          .95%
                                                                   ================================================================
                       Investment income--net ...................     4.55%*         4.50%         4.69%         4.78%         4.91%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .  $26,389        $25,432       $23,460       $16,295       $12,121
                                                                   ================================================================
                       Portfolio turnover .......................    19.18%         66.08%        34.92%        30.23%        73.23%
                                                                   ================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     15

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class B
                                                                  -----------------------------------------------------------------
                                                                  For the Six
                                                                  Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived         January 31,     -------------------------------------------------
from information provided in the financial statements.               2005           2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....  $ 11.12        $ 11.03       $ 11.16       $ 10.99       $ 10.54
                                                                   ----------------------------------------------------------------
                       Investment income--net ...................      .23+           .46+          .49+          .48           .49
                       Realized and unrealized gain (loss)--net .      .30            .09          (.14)          .17           .45
                                                                   ----------------------------------------------------------------
                       Total from investment operations .........      .53            .55           .35           .65           .94
                                                                   ----------------------------------------------------------------
                       Less dividends from investment income--net     (.23)          (.46)         (.48)         (.48)         (.49)
                                                                   ----------------------------------------------------------------
                       Net asset value, end of period ...........  $ 11.42        $ 11.12       $ 11.03       $ 11.16       $ 10.99
                                                                   ================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......     4.84%@         5.04%         3.18%         6.07%         9.07%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........     1.42%*         1.38%         1.39%         1.40%         1.35%
                                                                   ================================================================
                       Expenses .................................     1.43%*         1.40%         1.40%         1.40%         1.35%
                                                                   ================================================================
                       Investment income--net ...................     4.15%*         4.09%         4.31%         4.36%         4.52%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .  $26,332        $28,749       $43,099       $54,421       $60,252
                                                                   ================================================================
                       Portfolio turnover .......................    19.18%         66.08%        34.92%        30.23%        73.23%
                                                                   ================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

                                                                                                Class C
                                                                  -----------------------------------------------------------------
                                                                 For the Six
                                                                 Months Ended                For the Year Ended July 31,
The following per share data and ratios have been derived        January 31,      -------------------------------------------------
from information provided in the financial statements.               2005           2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....  $ 11.12        $ 11.03       $ 11.16       $ 10.99       $ 10.54
                                                                   ----------------------------------------------------------------
                       Investment income--net ...................      .23+           .45+          .47+          .47           .48
                       Realized and unrealized gain (loss)--net .      .30            .09          (.13)          .17           .45
                                                                   ----------------------------------------------------------------
                       Total from investment operations .........      .53            .54           .34           .64           .93
                                                                   ----------------------------------------------------------------
                       Less dividends from investment income--net     (.23)          (.45)         (.47)         (.47)         (.48)
                                                                   ----------------------------------------------------------------
                       Net asset value, end of period ...........  $ 11.42        $ 11.12       $ 11.03       $ 11.16       $ 10.99
                                                                   ================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......     4.79%@         4.93%         3.07%         5.96%         8.97%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........     1.52%*         1.49%         1.49%         1.51%         1.45%
                                                                   ================================================================
                       Expenses .................................     1.53%*         1.50%         1.49%         1.51%         1.45%
                                                                   ================================================================
                       Investment income--net ...................     4.04%*         3.99%         4.18%         4.27%         4.42%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .  $13,159        $13,260       $13,309       $ 9,309       $ 7,007
                                                                   ================================================================
                       Portfolio turnover .......................    19.18%         66.08%        34.92%        30.23%        73.23%
                                                                   ================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                Class I
                                                                  -----------------------------------------------------------------
                                                                  For the Six
                                                                  Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived         January 31,     -------------------------------------------------
from information provided in the financial statements.               2005           2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....  $ 11.12        $ 11.03       $ 11.16       $ 10.99       $ 10.54
                                                                   ----------------------------------------------------------------
                       Investment income--net ...................      .26+           .52+          .54+          .54           .54
                       Realized and unrealized gain (loss)--net .      .30            .08          (.13)          .17           .45
                                                                   ----------------------------------------------------------------
                       Total from investment operations .........      .56            .60           .41           .71           .99
                                                                   ----------------------------------------------------------------
                       Less dividends from investment income--net     (.26)          (.51)         (.54)         (.54)         (.54)
                                                                   ----------------------------------------------------------------
                       Net asset value, end of period ...........  $ 11.42        $ 11.12       $ 11.03       $ 11.16       $ 10.99
                                                                   ================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......     5.11%@         5.57%         3.69%         6.61%         9.63%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........      .91%*          .88%          .88%          .90%          .84%
                                                                   ================================================================
                       Expenses .................................      .92%*          .89%          .89%          .90%          .84%
                                                                   ================================================================
                       Investment income--net ...................     4.65%*         4.60%         4.81%         4.88%         5.03%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .  $10,383        $10,536       $11,296       $12,104       $13,578
                                                                   ================================================================
                       Portfolio turnover .......................    19.18%         66.08%        34.92%        30.23%        73.23%
                                                                   ================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     19

[LOGO] Merrill Lynch Investment Managers regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA Pennsylvania Municipal Money Fund. For the six months ended January 31, 2005, FAM reimbursed the Fund in the amount of $4,020.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................               .10%              --
Class B ................................               .25%             .25%
Class C ................................               .25%             .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  541               $3,141
Class I ..............................               $   56               $  490
--------------------------------------------------------------------------------

For the six months ended January 31, 2005, MLPF&S received contingent deferred sales charges of $6,266 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2005, the Fund reimbursed FAM $828 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


20     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $14,293,956 and $16,298,030, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $3,761,513 and $13,993,059 for the six months ended January 31, 2005 and the year ended July 31, 2004.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            39,062       $    442,002
Automatic conversion of shares ...........           107,721          1,216,958
Shares issued to shareholders in
   reinvestment of dividends .............            25,877            293,097
                                                  -----------------------------
Total issued .............................           172,660          1,952,057
Shares redeemed ..........................          (148,757)        (1,680,898)
                                                  -----------------------------
Net increase .............................            23,903       $    271,159
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            42,048       $    475,704
Automatic conversion of shares ...........           531,874          5,992,601
Shares issued to shareholders in
   reinvestment of dividends .............            49,901            562,406
                                                  -----------------------------
Total issued .............................           623,823          7,030,711
Shares redeemed ..........................          (462,936)        (5,213,252)
                                                  -----------------------------
Net increase .............................           160,887       $  1,817,459
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            12,463       $    140,508
Shares issued to shareholders in
   reinvestment of dividends .............            25,679            290,506
                                                  -----------------------------
Total issued .............................            38,142            431,014
                                                  -----------------------------
Automatic conversion of shares ...........          (107,862)        (1,216,958)
Shares redeemed ..........................          (209,573)        (2,364,965)
                                                  -----------------------------
Total redeemed ...........................          (317,435)        (3,581,923)
                                                  -----------------------------
Net decrease .............................          (279,293)      $ (3,150,909)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            62,040       $    697,738
Shares issued to shareholders in
   reinvestment of dividends .............            66,107            744,167
                                                  -----------------------------
Total issued .............................           128,147          1,441,905
                                                  -----------------------------
Automatic conversion of shares ...........          (532,496)        (5,992,601)
Shares redeemed ..........................          (916,104)       (10,266,049)
                                                  -----------------------------
Total redeemed ...........................        (1,448,600)       (16,258,650)
                                                  -----------------------------
Net decrease .............................        (1,320,453)      $(14,816,745)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            34,837       $    393,145
Shares issued to shareholders in
   reinvestment of dividends .............            14,367            162,540
                                                  -----------------------------
Total issued .............................            49,204            555,685
Shares redeemed ..........................           (89,236)        (1,009,034)
                                                  -----------------------------
Net decrease .............................           (40,032)      $   (453,349)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           204,520       $  2,304,491
Shares issued to shareholders in
   reinvestment of dividends .............            27,815            312,987
                                                  -----------------------------
Total issued .............................           232,335          2,617,478
Shares redeemed ..........................          (245,992)        (2,752,277)
                                                  -----------------------------
Net decrease .............................           (13,657)      $   (134,799)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            64,173       $    723,576
Shares issued to shareholders in
   reinvestment of dividends .............            10,685            120,880
                                                  -----------------------------
Total issued .............................            74,858            844,456
Shares redeemed ..........................          (113,020)        (1,272,870)
                                                  -----------------------------
Net decrease .............................           (38,162)      $   (428,414)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           123,705       $  1,403,372
Shares issued to shareholders in
   reinvestment of dividends .............            24,268            273,141
                                                  -----------------------------
Total issued .............................           147,973          1,676,513
Shares redeemed ..........................          (224,139)        (2,535,487)
                                                  -----------------------------
Net decrease .............................           (76,166)      $   (858,974)
                                                  =============================


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On July 31, 2004, the Fund had a net capital loss carryforward of $960,703, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND    JANUARY 31, 2005     23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Pennsylvania Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #11299 -- 1/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: March 21, 2005


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: March 21, 2005